SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

         DWS Target 2008 Fund                 DWS Target 2012 Fund
         DWS Target 2010 Fund                 DWS Target 2013 Fund
         DWS Target 2011 Fund                 DWS Target 2014 Fund

The following information replaces the section headed "Equity Securities" under the "Investment Objectives, Policies and Risk Factors" section of the prospectus for DWS Target 2008 Fund; the section headed either "Investing in Common Stocks" or "Investing in Equity Securities" in the "Main Investment Strategies" section of the prospectuses for DWS Target 2010, DWS Target 2011 and DWS Target 2012 Funds; and the section headed "Investing in Common Stocks" in "The Fund's Main Investment Strategy" section of the prospectuses for DWS Target 2013 and DWS Target 2014 Funds.

Investing in common stocks

With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US Companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes, the Russell 1000 Index. The fund may invest in dividend paying and non-dividend paying stocks.

The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.



                                                                     [Logo]DWS
                                                                       SCUDDER
January 23, 2007                                           Deutsche Bank Group

The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.

The following information revises similar disclosure for each of the above funds in "The Portfolio Managers" section of the prospectuses.

The following people handle the day-to-day management of the fund.

  William Chepolis, CFA                     Matthew F. MacDonald
  Managing Director of Deutsche Asset       Director of Deutsche Asset
  Management and Portfolio Manager of       Management and Portfolio Manager of
  the fund.                                 the fund.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1998 after 13 years of                 and the fund in 2006 after 14
      experience as vice president and          years of fixed income experience
      portfolio manager for Norwest             at Bank of America Global
      Bank, where he managed the bank's         Structured Products and PPM
      fixed income and foreign exchange         America, Inc., where he was
      portfolios.                               portfolio manager for public
  o   Portfolio Manager for Retail              fixed income, including MBS,
      Mortgage Backed Securities: New           ABS, CDOs and corporate bonds;
      York.                                     earlier, as an analyst for MBS,
  o   Joined the fund in 2005.                  ABS and money markets; and
  o   BIS, University of Minnesota.             originally, at Duff & Phelps
                                                Credit Rating Company.
  Ohn Choe                                  o   Portfolio Manager for Retail
  o   Analyst of Deutsche Asset                 Mortgage Backed Securities:
      Management and Portfolio Manager          New York.
      of the fund.                          o   BA, Harvard University; MBA,
  o   Portfolio Manager Associate               University of Chicago Graduate
      specializing in Mortgage Backed           School of Business.
      Securities: New York.
  o   Joined Deutsche Asset Management
      in 2005.
  o   BSBA, Georgetown University.


January 23, 2007

  Robert Wang                               Jin Chen, CFA
  Managing Director of Deutsche Asset       Director of Deutsche Asset
  Management and Portfolio Manager of       Management and Portfolio Manager of
  the fund.                                 the fund.
  o   Joined Deutsche Asset Management      o   Senior portfolio manager for
      in 1995 as portfolio manager for          Global Strategies: New York.
      asset allocation after 13 years of    o   Joined Deutsche Asset Management
      experience of trading fixed               in 1999; prior to that, served
      income, foreign exchange and              as portfolio manager for
      derivative products at J.P. Morgan.       Absolute Return Strategies and
  o   Global Head of Quantitative               as a fundamental equity analyst
      Strategies Portfolio Management:          and portfolio manager for Thomas
      New York.                                 White Asset Management.
  o   Joined the fund in 2007.              o   Joined the fund in 2007.
  o   BS, The Wharton School, University    o   BS, Nanjing University; MS,
      of Pennsylvania.                          Michigan State University.

  Inna Okounkova                            Julie Abbett
  Director of Deutsche Asset Management     Director of Deutsche Asset
  and Portfolio Manager of the fund.        Management and Portfolio Manager of
  o   Lead portfolio manager for Asset      the fund.
      Allocation strategies: New York.      o   Senior portfolio manager for
  o   Joined Deutsche Asset Management          Global Quantitative Equity: New
      in 1999 as quantitative analyst,          York.
      becoming associate portfolio          o   Joined Deutsche Asset Management
      manager in 2001.                          in 2000 after four years of
  o   Joined the fund in 2007.                  combined experience as a
  o   BS, MS, Moscow State University;          consultant with equity trading
      MBA, University of Chicago                services for BARRA, Inc. and a
      Graduate School of Business.              product developer for FactSet
                                                Research.
                                            o   Joined the fund in 2007.
                                            o   BA, University of Connecticut.







               Please Retain This Supplement for Future Reference


                                       3

January 23, 2007